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                                                                    EXHIBIT 10.5



                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (this "Agreement") made as of May 1, 1992, by Brigham Oil & Gas, L.P., a Delaware limited partnership (the "Company") and Ben M. Brigham ("Employee");

                              W I T N E S S E T H:

         WHEREAS, the Company desires to employ Employee, and Employee desires to be employed by the Company, subject to and upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties, intending to be legally bound, agree as follows:

         1. Defined Terms. All capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement of Limited Partnership of the Company.

         2. Employment and Duties. Subject to the terms hereof, the Company agrees to employ Employee to render full-time services to the Company as Chief Executive Officer of the Company. Employee shall have such duties as are customarily associated with such position, together with such other duties as may be assigned to Employee from time to time by the Management Committee of the Company. Employee agrees to devote his full time and attention to the performance and fulfillment of such duties, functions and responsibilities as is necessary to discharge such duties, functions and responsibilities, except for service for civic, charitable or non-profit organizations and other non-competitive endeavors not interfering with his duties hereunder.

         3. Base Compensation. The Company shall pay Employee for his services under this Agreement a base annual salary of $138,000 (before Federal and state withholdings), payable semi-monthly or in such other installments as shall be consistent with the Company's general payroll practices. Employee shall be eligible for increases in his base annual salary at least annually, on the anniversary of the effective date of this Agreement. The amount of such increases, if any, shall be determined by the Management Committee.

         4. Fringe Benefits. During the term hereof Employee shall be entitled to participate in any benefit programs applicable to all employees or to executive employees of the Company on the same basis as such benefits are customarily made available by the Company from time to time, including without limitation all employee retirement, insurance, vacation, sick leave, long-term disability and other benefit programs, as such plans may be modified, amended or terminated from time to time. In addition, Employee shall receive a Petroleum Club membership at the expense of the Company at all times during the term of this Agreement.
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         5.      Business Expenses.  Employee shall be reimbursed by the
Company for expenses reasonably paid or incurred by him in connection with the performance of his duties hereunder upon presentation of expense statements, receipts or vouchers or such other supporting information reasonably evidencing such expenses.

         6. Term. The term of Employee's employment by the Company hereunder shall be for a period of five (5) years commencing on the date of this Agreement.

         7. Termination. The Employee's employment with the Company shall terminate upon the first to occur of (i) expiration of the term hereof, (ii) the death of Employee, (iii) disability of Employee (as more fully discussed below), (iv) termination of Employee for Cause (as defined below), (v) termination by Employee for Good Reason (as defined below), or (vi) the written consent of all parties to this Agreement.

         8. Death of Employee. The employment of Employee hereunder shall cease on the date of his death. The Company will purchase life insurance on the life of Employee in an amount mutually agreeable to the Company and Employee, the benefits of which will be payable to Employee's beneficiary (as defined below). Employee's "beneficiary" is the person or persons (who may be designated concurrently, successively or contingently) designated by Employee in his last effective writing filed with the Company prior to his death, or if Employee shall have failed to make an effective designation, Employee's beneficiary is his spouse, if living at the time of each payment, and otherwise his surviving children. Employee shall assist the Company in procuring such insurance by submitting to such examinations and by signing such applications and other instruments as may be reasonable and as may be required by the insurance carriers to which application is made for any such insurance. Employee represents that, to the best of his knowledge, he is currently insurable at standard premium rates for life insurance policies.

         9. Disability of Employee. If, as a result of the Employee's incapacity due to physical or mental illness, Employee shall have been absent from his duties hereunder on a full-time basis for the entire period of six consecutive months, and within thirty (30) days after written notice of termination is given (which may occur before or after the end of such six-month period) shall not have returned to the performance of his duties hereunder on a full-time basis, employment of Employee hereunder shall cease.

         The Company shall purchase disability insurance to cover such a contingency with coverage and benefits mutually agreeable to the Company and Employee. Employee shall assist the Company in procuring such insurance by submitting to such examinations and by signing such applications and other instruments as may be reasonable and as may be required by the insurance carriers to



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which application is made for any such insurance.  Employee represents that, to the best of his knowledge, he is currently insurable at standard premium rates for life insurance policies. During any period prior to termination during which the Employee fails to perform his duties hereunder as a result of incapacity due to physical or mental illness ("disability period"), the Employee shall continue to receive his full salary at the rate then in effect for such period until his employment terminates pursuant to this Paragraph 9.

         If employment of Employee hereunder terminates because of Employee's incapacity, Employee (or, in the event of his legal incapacity, a court-appointed guardian for his benefit) shall receive those benefits payable under the disability policy or policies (purchased in compliance with the foregoing provisions) in effect at such time.

         10. Termination for Cause. The Company may terminate the Employee's employment hereunder for Cause. For purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment hereunder upon (A) the willful and continued failure by the Employee to substantially perform his duties hereunder (other than any such failure resulting from the Employee's incapacity due to physical or mental illness or infirmity), after demand for substantial performance is delivered by the Company that specifically identifies the manner in which the Company believes the Employee has not substantially performed his duties or (B) the willful engaging by the Employee in misconduct which is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in or not opposed to the best interest of the Company. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause without (i) reasonable notice to the Employee setting forth the reasons for the Company's intention to terminate for Cause, (ii) an opportunity for the Employee, together with his counsel, to be heard before the Management Committee, including at least one Management Committee member elected by Brigham, and (iii) delivery to the Employee of a Notice of Termination as defined in Paragraph 12 hereof from the Management Committee, including at least one Management Committee member elected by Brigham, finding that in the good faith opinion of such Management Committee the Employee was guilty of conduct set forth above in clause (A) or (B) of the preceding sentence, and specifying the particulars thereof in detail.

         11. Termination by the Employee. The Employee may terminate his employment hereunder (i) for Good Reason or (ii) if his health should become impaired to an extent that makes his continued performance of his duties hereunder hazardous to his physical or





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mental health or his life, provided that the Employee shall have furnished the
Company with a written statement from a qualified doctor to such effect and, provided further, that, at the Company's request, the Employee shall submit to an examination by a qualified doctor selected by the Company and such doctor shall have concurred in the conclusion of the Employee's doctor.

         For purposes of this Agreement, "Good Reason" shall mean (A) a change in control of General Atlantic at any time during the six (6) months immediately preceding termination of employment by the Employee, (B) a failure by the Company to comply with any material provision of this Agreement which has not been cured within thirty (30) working days after notice of such noncompliance has been given by the Employee to the Company, or (C) any purported termination of the Employee's employment which is not effected pursuant to a valid Notice of Termination satisfying the requirements of Paragraph 11 hereof (and for purposes of this Agreement no such purported termination shall be effective).

         For purposes of this Agreement, a "change in control of General Atlantic" shall be deemed to have occurred if (Y) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any person who on the date hereof is an owner, partner, director or officer of General Atlantic, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of General Atlantic representing more than 50% of the combined voting power of General Atlantic's then outstanding securities or ownership interests (except where any such increase in a person's beneficial ownership results from a redemption or purchase by General Atlantic of its securities or ownership interests) or (Z) during the term of this Agreement, individuals who constitute the General Atlantic Representatives on the Management Committee are other than Alexis Cranberg, William Ford, Ed Cohen, Steve Denning, Dave Hodgson, Steve Reynolds or Michael Cline, unless the election of each such Representative has been approved in advance by a majority of the Brigham Representatives.

         An election by the Employee to terminate for Good Reason shall not be deemed a voluntary termination of employment by Employee for the purpose of this Agreement or any plan or practice of the Company.

         12. Notice of Termination. Any termination of the Employee's employment by the Company or by the Employee pursuant to Paragraphs 9, 10 or 11 shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provisions in this Agreement relied upon and shall set forth in reasonable detail the facts and





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circumstances claimed or provide a basis for termination of the Employee's employment under the provision so indicated.

         13. Termination of Employment for Cause or Without Good Reason. Any termination of employment by the Employee that is not for Good Reason or termination of the Employee's employment by the Company for Cause shall be a breach of this Agreement by the Employee and, if such termination occurs all rights, benefits and compensation of the Employee under this Agreement shall immediately terminate, except that equity options, if any, shall continue to be governed in accordance with their terms. The rights and remedies of the Company as set forth in this Paragraph 13, in case of termination of employment by the Employee without Good Reason or termination of the Employee's employment by the Company for Cause, shall be cumulative with and shall be in addition to
(i) any and all other relief available to the Company for breach by the Employee of any other provision of this Agreement, and (ii) any and all other general or equitable relief to which the Company may be entitled by reason of such breach.

         14. Other Termination of Employment. If the Employee shall terminate his employment for Good Reason under Paragraph 11 hereof, then the Company shall pay to Employee his base compensation described in Paragraph 3 hereof and in effect at such time of termination for a period of one (1) year following such termination. If employment of Employee hereunder is terminated under any other circumstances other than those set forth in Paragraphs 8, 9, 10 or 13 hereof, then the Company shall pay to Employee the remaining base compensation described in Paragraph 3 hereof and in effect at such time of termination for the term of this Agreement; provided that the Company shall also pay to Employee those amounts provided in Paragraphs 8 and 9 pursuant to the terms thereof.

         15.     Confidentiality; Ownership of Patentable Inventions.

         (a) Employee will maintain the confidentiality of, and will not disclose without the Company's express consent, any and all proprietary or confidential information of the Company. The provisions of this paragraph will be deemed to encompass any and all confidential or proprietary information of the Company that was obtained by Employee since the commencement of Employee's employment with the Company and confidential and proprietary information of BEC on the date of this Agreement. This paragraph will continue after, and will not be deemed to be extinguished or terminated by, the termination of this Agreement or of Employee's employment by the Company. For purposes of this paragraph "proprietary or confidential information" of the Company does not include (i) information that is or becomes generally available to the public other than as a result of disclosure by the Employee in breach of this Agreement, (ii) information that was or is available to Employee on a non-confidential basis, (iii) any non-patentable





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information that is or was conceived, created or independently developed by
Employee, or (iv) information that is disclosed by Employee to others on behalf of the Company or to further the business opportunities or best interests of the Company.

         (b) Employee agrees that any patentable invention, design or process made, invented or discovered by Employee in the course of his employment hereunder shall be the property of the Company and Employee shall execute and deliver all documents necessary and proper to make all such patentable inventions, designs or processes the property of the Company.

         16.  Non-Competition.

         (a) Employee agrees that during the term of this Agreement he will not, directly or indirectly, for Employee's own account or for the benefit of any other person or party engage or become, without the prior consent of the Company, an owner, director, manager, officer, partner, operator, employee or agent of, or render services to or invest in, any business or enterprise competing with the primary business of the Company.

         (b) In addition to the agreement in Section 16(a), for a period of two years after the term of this Agreement Employee agrees not to compete with the Company with respect to any prospect established with respect to Company properties owned at the time of termination of this Agreement, or any other specific matter or opportunity, which was specifically identified by the Company to Employee in writing as of the date of such termination.

         Notwithstanding the foregoing, nothing in this Agreement shall prohibit Employee from being a passive investor in (i) any Fortune 500 companies, or (ii) any other business or enterprise (A) not in direct competition with the business of the Company [and] (B) not an entity which is a party to an exploration agreement with the Company. Provided, however, that with respect to any investment in a business or enterprise engaged in the oil and gas industry (other than any Fortune 500 companies), Employee shall obtain the prior consent of the Management Committee (including the vote or consent of at least one GAP Representative), which consent shall not be unreasonably withheld.

         If Employee intentionally breaches any provisions of Section 15 or this Section 16 (collectively the "Restrictive Covenants") in a material way, the Company shall have the right to have the Restrictive Covenants specifically enforced by any court having equity jurisdiction it being acknowledged and agreed that any such breach will cause irreparable injury to the Company and that money damages will not provide adequate remedy to the Company. The Company's right of specific performance hereunder shall be independent of, and in addition to, any other rights and remedies available to the Company under law or in equity.





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         If any court determines that any of the Restrictive Covenants or any part thereof is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or geographical scope of such provision, as the case may be and, in its reduced form, such provision shall then be enforceable and shall be enforced.

         17. Miscellaneous. (a) Notices. Any notice or communication required or permitted hereunder shall be given in writing and shall be (i) sent by first class registered or certified United States mail, postage prepaid,
(ii) sent by overnight or express mail or expedited delivery service, (iii) delivered by hand or (iv) transmitted by wire, telex or telefax, addressed as follows:

         If to Employee:                Ben M. Brigham
                                        Brigham Exploration Company
                                        4925 Greenville Avenue
                                        Suite 707
                                        Dallas, Texas  75206
                                        Telephone No.:  (214) 360-9182
                                        Telecopy No.:  (214) 691-6814

         If to the Company:             Brigham Oil & Gas, L.P.
                                        4925 Greenville Avenue
                                        Dallas, Texas  75206
                                        Suite 707
                                        Attn:  Ben M. Brigham
                                        Telephone No.:  (214) 360-9182
                                        Telecopy No.:  (214) 691-6814

         with a copy to:                General Atlantic Partners III, L.P.
                                        125 East 56th Street
                                        New York, New York 10022

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party in accordance herewith. Any such notice or communication shall be deemed to have been given as of the date of first attempted delivery at the address and in the manner provided above.

         (b) Successors and Assigns. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; provided, however, that in the event of a merger, consolidation or transfer or sale of all or substantially all of the assets of the Company, this Agreement shall be binding upon the successor to the Company's business and assets.





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         (c)  Interpretation.  When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and vice versa, and the words in masculine gender shall include the feminine and neuter genders and vice versa.

         (d) Severability. Every provision in this Agreement is intended to be severable. In the event that any provision of this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remaining provisions of this Agreement.

         (e) Captions. Any section or paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed a part of the context of this Agreement.

         (f) Entire Agreement. This Agreement together with the Partnership Agreement contains the entire understanding and agreement between the parties and supersedes any prior written or oral agreements between them respecting the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein or therein.

         (g) No Waiver. The failure of any party to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict compliance in the future.
No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any obligation hereunder.

         (h) Amendment. This Agreement may be changed, modified or amended only by an instrument in writing duly executed by all of the parties hereto. Any such amendment shall be effective as of such date as may be determined by the parties hereto.

         (i) Enforcement. The Company may enforce this Agreement pursuant to the provisions of the Agreement of Limited Partnership of the Partnership, provided that in the event of a dispute, either General Partner of the Company shall have the right to enforce the provisions hereof.

         (j) Choice of Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY TEXAS LAW.





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         IN WITNESS WHEREOF, the parties have executed this Agreement or caused the same to be executed by their duly authorized corporate officers, all as of the day and year first above written.




"Employee"                        /s/ BEN M. BRIGHAM
                                  -----------------------------
                                  Ben M. Brigham




"Company"                         BRIGHAM OIL & GAS, L.P.

                                  By: Brigham Exploration Company,
                                        General Partner

                                  By:  Name: /s/ BEN M. BRIGHAM
                                            --------------------------
                                       Title: President
                                              ------------------------




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